Rule 497(k)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust RBA American Industrial Renaissance® ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Prospectus

Dated July 10, 2024

Notwithstanding anything to the contrary in the Fund’s summary prospectus and prospectus, on April 30, 2024, Richard Bernstein Advisors LLC, the index provider for the Fund (the “Index Provider”), announced changes to the index methodology for the Richard Bernstein Advisors American Industrial Renaissance® Index, the Fund’s index (the “Index”). To enhance liquidity of the Index, the Index Provider is implementing the following changes to be effective as of the next rebalance, which is scheduled for after the close of the market on July 19, 2024:

1.	Notwithstanding anything to the contrary set forth in the Fund’s summary prospectus and prospectus, the third sentence of the second paragraph set forth in the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

According to the Index Provider, the Index’s initial universe consists of all equity securities in the Russell 2500™ Index, including depositary receipts, issued by companies classified according to the Global Industry Classification Standard as comprising the following industries: (a) Aerospace & Defense; (b) Air Freight & Logistics; (c) Building Products; (d) Commercial Services & Supplies; (e) Construction & Engineering; (f) Electrical Equipment; (g) Ground Transportation; (h) Industrial Conglomerates; (i) Machinery; (j) Marine Transportation; (k) Trading Companies & Distributors; (l) Transportation Infrastructure; and (m) Banks.

Please Keep this Supplement for Future Reference